PARAMETRIC VOLATILITY RISK PREMIUM – DEFENSIVE FUND
Supplement to Prospectus dated June 1, 2024,
as may be supplemented and/or revised from time to time

PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND
Supplement to Prospectus dated November 1, 2024,
as may be supplemented and/or revised from time to time

The following change is effective February 1, 2025:

1.	The following replaces the fourth and fifth paragraphs under “Purchasing Shares”:

Your initial investment must be at least $1,000,000, except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance. The investment adviser, in its sole discretion, may waive eligibility requirements in certain cases.

The Class I minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the SAI) and the ReFlow Liquidity Program, if applicable. The minimum initial investment also is waived for: (i) permitted exchanges, including exchanges of shares of a registered closed-end fund operated as an “interval fund” that continuously offers its shares at NAV and that is advised or sponsored by Eaton Vance or its affiliates; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above). The investment adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

January 30, 2025	48585-00 1.30.25